SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 20, 2004

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WorldCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11258	58-1521612

(State of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147

(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code  (703) 886-5600

Item 5. Other Events.

           Item 5. Other Events.

On April 19, 2004, WorldCom, Inc., d/b/a MCI (the “Company”) issued a press release announcing that the holders of claims in classes 5, 11 and 13 of the Company’s plan of reorganization elected to receive notes of the reorganized Company in excess of the total amount of notes authorized for issuance under the plan. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press Release dated April 19, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC.

By:	/s/ Robert T. Blakely

Name: Robert T. Blakely
Title: Chief Financial Officer

Dated: April 20, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 19, 2004

4